Exhibit 10.4 CHARGEPOINT HOLDINGS, INC. SEVERANCE AND CHANGE IN CONTROL AGREEMENT This Severance and Change in Control Agreement (the “Agreement”) is made and entered into by and between Rick Wilmer (the “Executive”) and ChargePoint Holdings, Inc., a Delaware corporation (the “Company”). This Agreement provides severance and acceleration benefits in connection with certain qualifying terminations of Executive’s employment with the Company. Certain capitalized terms are defined in Section 8. The Company and Executive agree as follows: 1. Term. This Agreement shall terminate automatically on December 31, 2026. 2. Severance Benefits. (a) Involuntary Termination Not Involving a Change in Control. If Executive is subject to an Involuntary Termination which occurs more than three months prior to, or more than twelve months following, a Change in Control (if any) and Executive satisfies the conditions described in Section 2(c) below, then Executive shall be entitled to the following severance benefits: (i) a lump-sum cash severance payment equal to one times Executive’s Base Salary and (ii) a lump-sum cash payment equal to twelve months of Executive’s COBRA premiums. (b) Involuntary Termination Involving a Change in Control. If Executive is subject to an Involuntary Termination which occurs within three months prior to, or twelve months following, a Change in Control and Executive satisfies the conditions described in Section 2(c) below, then Executive shall be entitled to the following severance benefits: (i) a lump-sum cash severance payment equal to 1.5 times the sum of (x) Executive’s Base Salary and (y) Target Bonus; (ii) a lump sum cash payment equal to eighteen months of Executive’s COBRA premiums; and (iii) unless the Company provides otherwise when an equity award is granted, one hundred percent of the unvested portion of each outstanding equity award that Executive holds as of the Involuntary Termination will vest and, if applicable, become exercisable. In the case of equity awards subject to performance conditions, the unvested portion of the award will be determined at the greater of actual performance or based on “target” levels of achievement. For avoidance of doubt, if Executive is subject to an Involuntary Termination that occurs within three months prior to a Change in Control, the portion of Executive’s then-outstanding and unvested equity awards that is eligible to vest and become exercisable pursuant to clause (iii) will remain outstanding for three months or the occurrence of a Change in Control, whichever is sooner, so that any additional benefits due pursuant to clause (iii) may be provided if a Change in Control occurs within three months after Executive’s Involuntary Termination, provided that in no event will any of Executive’s stock options remain outstanding beyond the option’s maximum term to expiration. If a Change in Control does not occur within three months after an Involuntary Termination, any -2- unvested portion of Executive’s equity awards that remained outstanding following Executive’s Involuntary Termination will immediately and automatically be forfeited. (c) Preconditions to Severance and Change in Control Benefits / Timing of Benefits. As a condition to Executive’s receipt of any benefits described in Section 2, Executive shall execute and allow to become effective a general release of claims in substantially the form attached hereto, comply with the Executive’s continuing obligations (including the return of Company property) to the Company, and, if requested by the Company, immediately resign from all positions Executive holds with the Company, including as a member of the Company’s Board of Directors and as a member of the board of directors of any subsidiaries of the Company. Executive must execute and return the release on or before the date specified by the Company, which will in no event be later than 50 days after Executive’s employment terminates. If Executive fails to return the release by the deadline or if Executive revokes the release, then Executive will not be entitled to the benefits described in this section 2. All such benefits will be paid or provided within 60 days after Executive’s Involuntary Termination or if later on the date a Change in Control occurs. If such 60 day period spans calendar years, then payment will in any event be made in the second calendar year. 3. Section 409A. The Company intends that all payments and benefits provided under this Agreement or otherwise are exempt from, or comply with, with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) so that none of the payments or benefits will be subject to the additional tax imposed under Code Section 409A, and any ambiguities herein will be interpreted in accordance with such intent. For purposes of Code Section 409A, each payment, installment or benefit payable under this Agreement is hereby designated as a separate payment. In addition, if the Company determines that Executive is a “specified employee” under Code Section 409A(a)(2)(B)(i) at the time of Executive’s Separation, then (i) any severance payments or benefits, to the extent that they are subject to Code Section 409A, will not be paid or otherwise provided until the first business day following (A) expiration of the six-month period measured from Executive’s Separation or (B) the date of Executive’s death and (ii) any installments that otherwise would have been paid or provided prior to such date will be paid or provided in a lump sum when the severance payments or benefits commence. 4. Section 280G. Notwithstanding anything contained in this Agreement to the contrary, in the event that the payments and benefits provided pursuant to this Agreement, together with all other payments and benefits received or to be received by Executive (“Payments”), constitute “parachute payments” within the meaning of Code Section 280G, and, but for this Section 4, would be subject to the excise tax imposed by Code Section 4999 (the “Excise Tax”), then the Payments shall be made to Executive either (i) in full or (ii) as to such lesser amount as would result in no portion of the Payments being subject to the Excise Tax (a “Reduced Payment”), whichever of the foregoing amounts, taking into account applicable federal, state and local income taxes and the Excise Tax, results in Executive’s receipt on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of the Payments may be subject to the Excise Tax. If a Reduced Payment is to be made under this section, reduction of Payments will occur in the following order: reduction of cash payments, then cancellation of equity-based payments and accelerated vesting of equity awards, and then reduction of employee benefits. If accelerated vesting of equity awards is to be reduced, such acceleration of vesting will be cancelled in the -3- reverse order of the date of grant. In the event that cash payments or other benefits are reduced, such reduction shall occur in reverse order beginning with the payments and benefits which are to be paid furthest away in time. All determinations required to be made under this Section 4 (including whether any of the Payments are parachute payments and whether to make a Reduced Payment) will be made by an independent accounting firm selected by the Company. For purposes of making the calculations required by this section, the accounting firm may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonably, good faith interpretations concerning the application of Code Sections 280G and 4999. The Company will bear the costs that the accounting firm may reasonably incur in connection with the calculations contemplated by this Section 4. The accounting firm’s determination will be binding on both Executive and the Company absent manifest error. 5. Company’s Successors. Any successor to the Company to all or substantially all of the Company’s business and/or assets shall assume the Company’s obligations under this Agreement and agree expressly to perform the Company’s obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. 6. Miscellaneous Provisions. (a) Modification or Waiver. No provision of this Agreement may be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by Executive and by an authorized officer of the Company (other than Executive). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time. (b) Integration. This Agreement represents the entire agreement and understanding between the parties as to the subject matter herein and supersedes all prior or contemporaneous agreements, whether written or oral, with respect to the subject matter of this Agreement. (c) Choice of Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the internal substantive laws, but not the conflicts of law rules, of the State of California. (d) Tax Withholding. Any payments provided for hereunder are subject to reduction to reflect applicable withholding and payroll taxes and other reductions required under federal, state or local law. (e) Notices. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office (attention General Counsel) and to the Executive at the address that he or she most recently provided to the Company in accordance with this Subsection (e). -4- (f) Severability. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect. (g) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument. 7. At-Will Employment. Nothing contained in this Agreement shall (a) confer upon Executive any right to continue in the employ of the Company, (b) constitute any contract or agreement of employment, or (c) interfere in any way with the at-will nature of Executive’s employment with the Company. 8. Definitions. The following terms referred to in this Agreement shall have the following meanings: (a) “Base Salary” means Executive’s annual base salary as in effect immediately prior to an Involuntary Termination; provided, however, that in the event of a Resignation for Good Reason due to a material reduction in Executive’s base salary, “Base Salary” means Executive’s annual base salary as in effect immediately prior to such reduction. (b) “Cause” means (i) Executive’s unauthorized use or disclosure of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company, (ii) Executive’s material breach of any agreement with the Company, (iii) Executive’s material failure to comply with the Company’s written policies or rules, (iv) Executive’s conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any State, (v) Executive’s gross negligence or willful misconduct in the performance of Executive’s duties for the Company, (vi) Executive’s continuing failure to perform assigned duties after receiving written notification of the failure from the Company’s Board of Directors or (vii) Executive’s failure to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested such cooperation. In the case of clauses (ii), (iii) and (vii), the Company will not terminate Executive’s employment for Cause without first giving Executive written notification of the acts or omissions constituting Cause and a reasonable cure period of not less than 10 days following such notice to the extent such events are curable (as determined by the Company). (c) “Change in Control” means: (i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then-outstanding voting securities; (ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii)The consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting

-5- securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or (iv) Individuals who are members of the Company’s board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Company’s board of directors over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Agreement, be considered as a member of the Incumbent Board. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any amount which is subject to Code Section 409A, then the transaction must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A. For avoidance of doubt the transactions contemplated by the business combination agreement described in Section 1 of this Agreement shall not constitute a “Change in Control.” (d) “Involuntary Termination” means either (i) a Termination without Cause or (ii) a Resignation for Good Reason. (e) “Resignation for Good Reason” means a Separation as a result of Executive’s resignation from employment after one of the following conditions has come into existence without Executive’s consent: (i) a material diminution in in the nature or scope of Executive’s responsibilities, authority, powers, functions or duties within or to the Company (other than a change in title), (ii) a material reduction in Executive’s annual base salary or benefits, or (iii) Executive’s required relocation to offices more than fifty (50) miles from Executive’s principal place of business. In order to constitute a Resignation for Good Reason, Executive must give the Company written notice of the condition within 90 days after it comes into existence, the Company must fail to remedy the condition within 30 days after receiving Executive’s written notice and Executive must terminate his or her employment within 30 days after expiration of the cure period. (f) “Separation” means a “separation from service” as defined in the regulations under Code Section 409A. (g) “Target Bonus” means the greater of the (i) Executive’s target bonus opportunity under the Company’s annual incentive bonus plan for the fiscal year of the Executive’s Involuntary Termination and (ii) the Executive’s target bonus opportunity under the Company’s annual incentive bonus plan for the fiscal year prior to the occurrence of a Change in Control. -6- (h) “Termination Without Cause” means a Separation as a result of the termination of Executive’s employment by the Company without Cause and not as a result of Executive’s death or disability. -7- IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year indicated below. COMPANY By: /s/ Rebecca Chavez Name: Rebecca Chavez Title: General Counsel Date: 11/14/2023 EXECUTIVE By: /s/ Rick Wilmer Name: Richard Wilmer Title: President and Chief Executive Officer Date: 11/15/2023 -8- Exhibit A FORM OF SEVERANCE AGREEMENT AND RELEASE OF CLAIMS [Name] (hereafter referred to as “the Employee”) and ChargePoint Holdings, Inc. (hereafter referred to as “ChargePoint” or “the Company”) mutually desire to define their rights and liabilities with respect to one another upon the conclusion of the Employee’s employment with the Company on ______________, 202_ (the “Termination Date”). Accordingly, the parties agree as follows: 1. Severance benefits. In exchange for the consideration described herein, ChargePoint hereby agrees: (a) to pay the Employee the sum of $___________________, which is equal to ___ months of Employee’s base salary, less deductions required by law, ; and (b) to pay the Employee an additional sum of $___________________, representing the cost of maintaining the Employee’s group health insurance coverage (medical, dental and vision) for ___ months, less deductions required by law; and (c) [To the extent the Company is subject to a “Change in Control” (as defined in Employee’s Severance and Change in Control Agreement with the Company (the “Severance Agreement”)) within 3 months after the Termination Date, Employee will be eligible for the enhanced severance benefits described in Section 2(b) of such agreement (which, for avoidance of doubt, are in lieu of, and not in addition to, the severance benefits described in clauses (a) and (b) above).] OR [100% of the equity awards listed on Exhibit A hereto shall become fully vested and, if applicable, exercisable. Notwithstanding the foregoing, in the case of any equity awards that are subject to performance conditions, vesting will occur at the greater of actual performance or target levels of performance as set forth on Exhibit A.] The cash severance benefits in clauses (a) and (b) above will be paid within 60 days after Employee’s termination date provided Employee has returned the signed original of this Severance Agreement and Release of Claims (this “Agreement”) to the Company prior to the deadline in Section 23 below, this Agreement has become effective and Employee has complied with the other conditions in Section 2(c) of the Severance Agreement. 2. Equity Awards. Employee’s Company equity awards, to the extent vested and outstanding as of Employee’s employment termination date, will be treated as provided in the applicable equity plan and the related award agreements. Such agreements will remain in effect in accordance with their terms, and Employee acknowledges that Employee will remain bound by them.

-9- Any Company equity awards that are unvested as of Employee’s employment termination date and that do not vest pursuant to Section 1(c) above will be automatically forfeited, and Employee will have no further rights to such awards. Employee acknowledges that [Exhibit A/the enclosed report] accurately reflects a summary of Employee’s outstanding equity awards. 3. Release of claims by Employee. In exchange for the consideration described herein, to the fullest extent permitted by law, the Employee hereby releases and discharges fully ChargePoint Holdings, Inc. and its subsidiary and affiliated entities, and the current and former shareholders, directors, officers, employees, agents, consultants, assigns, employee benefit plans and representatives of the Company and its subsidiary and affiliated entities (which entities and persons, together with ChargePoint, are hereafter referred to as “the Released Parties”), from any and all claims, liabilities, charges and causes of action of any kind whatsoever which the Employee holds or may hold against them as of the date on which he or she signs this Agreement, whether or not now known, including, but not limited to: (a) any and all rights and claims relating to or in any manner arising from the Employee’s employment or the termination of his or her employment; (b) any and all rights and claims arising under the California Fair Employment and Housing Act (Government Code section 12900 et seq.); (c) any and all claims arising under the Civil Rights Act of 1964 (42 U.S.C. 2000, et seq.); (d) any and all claims arising under the Americans with Disabilities Act (29 U.S.C. 706 et seq.); (e) any and all claims for violation of the Family and Medical Leave Act (29 U.S.C. 2601 et seq.) and the California Family Rights Act (Government Code section 12945.2); (f) any and all claims arising under the Workers Adjustment and Retraining Notification Act of 1988 (29 U.S.C. 2101 et seq.); (g) any and all claims arising under the Equal Pay Act (29 U.S.C. § 206); (h) any and all claims arising under the Age Discrimination in Employment Act (29 U. S.C. 626 et seq.); (i) any and all claims arising under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (29 U.S.C. Ch. 18); -10- (j) any and all claims arising under the Families First Coronavirus Response Act ( Public Law 116-127) and the CARES Act ( Public Law 116-136 ); (k) any and all claims for violation of the Fair Labor Standards Act, California Labor Code (including, but not limited to, Labor Code sections 432.3, 1197.5 and 1400 through 1408), California Wage Orders or other laws governing the payment of wages; (l) any and all claims for breach of contract, breach of the covenant of good faith and fair dealing, discrimination, harassment, retaliation, invasion of privacy, infliction of emotional distress, defamation and misrepresentation. This Agreement shall not apply, however, to any rights and claims not subject to waiver by law, including, but not limited to, claims for unemployment insurance benefits, claims for workers’ compensation benefits and rights to indemnity pursuant to applicable law. This Agreement also shall not operate to release any vested rights the Employee may hold to equity in the Company, including, but not limited to, stock, stock options and restricted stock units, but the Employee’s unvested equity awards shall cease vesting upon the termination of his or her employment. 4. Scope of release. The Employee understands and intends that the rights, claims and causes of action released herein include all legal, contractual, statutory and equitable rights, claims and causes of action held by him or her against the Released Parties (except those rights, claims and causes of action not subject to waiver by law), regardless of whether those rights, claims, or causes of action are presently existing, known or anticipated. 4.1. Administrative complaints and reports excluded. This Agreement does not prohibit the Employee from reporting alleged violations of applicable law to any government agency or entity, including, but not limited to, the Equal Employment Opportunity Commission, the California Department of Fair Employment and Housing, the Department of Justice, the Department of Labor, and the Securities and Exchange Commission, or making other disclosures that are protected under applicable law, provided that to the fullest extent permitted by law, he or she may not personally recover any financial compensation in connection with such claims. 4.2. Class action and representative claims. If any other party commences or has commenced any action or proceeding against any of the Released Parties related to or arising out of any aspect of the Employee’s employment at ChargePoint, the Employee shall, upon learning of the existence of such action or proceeding, take all steps necessary to dismiss himself or herself from the action or proceeding. The Employee agrees that he or she shall not accept any compensation or relief of any type as the result of any claim, complaint or grievance under which he or she may be deemed a party, complainant, beneficiary or otherwise be entitled to any monetary or other relief for work performed for ChargePoint. 5. Due consideration. The Employee represents and agrees that: (a) he or she has had the opportunity to consider this Agreement for a reasonable time before signing it; -11- (b) he or she has had a reasonable opportunity to consult an attorney before signing this Agreement; (c) he or she has read this Agreement in full and understands all of the terms and conditions set forth herein; and (d) he or she knowingly and voluntarily agrees to all of the terms and conditions set forth herein and intends to be legally bound by them. 6. New or different facts; application of release to unknown claims. The Employee acknowledges that he or she may hereafter discover facts different from or in addition to those now known or believed to be true regarding the subject matter of the Agreement, but: (a) agrees that this Agreement shall remain in full force and effect notwithstanding the existence or discovery of any such new or different facts; and (b) hereby waives all rights to which he or she may be entitled pursuant to Civil Code section 1542, which provides as follows: A general release does not extend to claims which the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. 7. No existing claims; covenant not to file claims. The Employee represents that he or she has not filed any complaints, claims, grievances or actions against any of the Released Parties with any state, federal or local court or agency, and covenants not to file any complaints, claims, grievances or actions (other than those not subject to waiver by law, including as provided in Section 4.1 above) against any of the Released Parties herein at any time hereafter based on events occurring on or before the date on which he or she signs this Agreement. 8. Payment of wages and benefits. The Employee acknowledges and agrees that ChargePoint paid to him or her by the date on which his or her employment terminated all wages, including accrued vacation, commissions, bonuses and other incentive compensation, earned through that date, and that the only payments and benefits that the Employee is entitled to receive from the Company in the future are those specified in this Agreement. 9. Non-disparagement. The Employee agrees not to defame, disparage or criticize (orally or in writing) any of the Released Parties or their respective stockholders, directors, officers, employees, products, services or business practices at any time, except as required by law. -12- 10. Confidentiality of Agreement. Except as provided in Section 4.1 above, the Employee agrees to not to disclose the existence of this Agreement, the terms of the Agreement or any information relating to this Agreement to anyone other than his or her spouse (if any), his or her attorney(s), his or her tax preparer and any party to whom disclosure is necessary in order to comply with the law. 11. Confidential Information, Inventions, etc. The Employee shall at all times comply with the provisions of the Employee Proprietary Information and Inventions Agreement attached as Exhibit B to his or her employment agreement dated December 30, 2020 (the “PIIA”). 12. Return of Company property. The Employee shall return to ChargePoint on the date on which his or her employment terminates, or at such other time as the Company may request, all property of the Company in his or her possession, custody or control. The Employee shall not retain copies of any property, documents or data belonging to the Company. To the extent that the Employee possesses property, documents or data in electronic form belonging to the Company on computers or other equipment owned by the Employee, the Employee will provide the Company with a written description of such property, documents or data and will preserve (and not delete) such property, documents or data until receiving direction from the Company with respect to the manner in which it should be removed from the Employee’s personal equipment and returned to the Company. The Employee agrees to cooperate with ChargePoint in removing any property, documents or data belonging to the Company from computers or other equipment owned by the Employee in accordance with the Company’s instructions. Notwithstanding any other provisions in this Agreement, ChargePoint shall not be required to provide the Employee with the consideration described in section 1 of this Agreement until he or she has returned to ChargePoint all Company property in his or her possession, custody or control. 13. Legal proceedings. The Employee shall cooperate with all reasonable requests by ChargePoint for assistance and information in connection with litigation or legal proceedings involving ChargePoint or any of its parent, subsidiary or affiliated entities. The Employee shall also cooperate with all reasonable requests by ChargePoint to attend meetings in preparation for possible testimony in depositions or trials in which the Company or any of its parent, subsidiary or affiliated entities is a party. ChargePoint shall reimburse the Employee for any reasonable expenses he or she may incur as a result of providing assistance or information to the Company as described in this section. The Employee shall not provide assistance to any person or entity in a dispute with ChargePoint and shall not testify in any deposition, hearing or trial involving the Company or any of its parent, subsidiary or affiliated entities unless requested to do so by ChargePoint or compelled to do so by subpoena or court order or as otherwise provided in Section 4.1 above. In the event that the Employee receives a subpoena for the production of documents or testimony at any deposition, hearing or trial, he or she shall notify ChargePoint of his or her receipt of the subpoena within 24 hours. 14. Successors and assigns. Each party represents that it has not transferred to any person or entity any of the rights released or transferred through this Agreement. The parties agree

-13- that this Agreement shall be binding upon the future successors and assignees of the Company, if any. The Employee may not delegate or assign any of his or her obligations pursuant to this Agreement. 15. Severability. If a court of competent jurisdiction declares or determines that any provision of this Agreement is invalid, illegal or unenforceable, the invalid, illegal or unenforceable provision(s) shall be deemed not a part of the Agreement, but the remaining provisions shall continue in full force and effect. If a court declares or determines that any of the release provisions set forth in section 2 above are invalid, illegal or unenforceable, however, ChargePoint shall have the option of declaring section 1 of this Agreement null and void and, in such event, the Employee shall return to the Company all consideration provided to him or her to date pursuant to this Agreement. 16. Further Assurances. The Employee agrees to perform such actions, and to execute such additional documents, if any, as may be necessary or appropriate to effectuate the intent of this Agreement. 17. Costs and fees. Each party shall bear any costs and fees it may incur in connection with this Agreement and neither shall be entitled to recover such costs or fees from the other. 18. Remedy for breach. Each party, upon breach of this Agreement by the other, shall have the right to seek all necessary and proper relief, including, but not limited to, specific performance, from a court of competent jurisdiction and the party prevailing in such a suit shall be entitled to recover reasonable costs and attorney fees, to the fullest extent permitted by law. 19. Governing law; dispute resolution. The laws of the State of California shall govern the construction and enforcement of this Agreement, except that the Agreement shall be interpreted as through drafted jointly by the Employee and ChargePoint. In the event a dispute arises between them, the parties shall first attempt to resolve the dispute by participating in mediation with a mutually acceptable mediator. In the event that the parties fail to resolve their dispute through mediation, they shall resolve it either in the Superior Court of the County of Santa Clara, State of California or in the United States District Court for the Northern District of California, San Jose Division, and each consents to mandatory personal jurisdiction and venue in these courts. 20. No admission. Nothing contained in this Agreement will constitute or be treated as an admission by the Employee, the Company or any of the other Released Parties of liability, any wrongdoing or any violation of law. 21. Entire agreement; modification. This Agreement sets forth the entire agreement between the parties and supersedes all prior agreements or understandings, both written and oral, between the parties regarding the subject matter of this Agreement, except that this Agreement shall not operate to extinguish the Employee’s obligations pursuant to the PIIA, which shall remain in full force and effect according to its terms. [List any other agreements that should survive termination of employment.] The parties may modify this Agreement only through a writing signed by each. -14- 22. No reliance on representations by other party or other party’s representatives. The parties agree and represent that they have not relied and do not rely upon any representation or statement regarding the subject matter or effect of this Agreement made by any other party to this Agreement or any party’s agents, attorneys or representatives. 23. Effective Date and Revocation. The Employee has up to 21 days after the Employee receives this Agreement to review it. The Employee is advised to consult an attorney of his or her own choosing (at his or her own expense) before signing this Agreement. Furthermore, the Employee has up to seven days after he or she signs this Agreement to revoke it. If the Employee wishes to revoke this Agreement after signing it, the Employee may do so by delivering a letter of revocation to ChargePoint’s General Counsel. If the Employee does not revoke this Agreement, the eighth day after the date the Employee signs it will be the “Effective Date.” Because of the seven-day revocation period, no part of this Agreement will become effective or enforceable until the Effective Date. Date: Employee Date: ChargePoint Holdings, Inc. By: Representative of ChargePoint